Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2013
Fair Value Of Financial Instruments [Abstract]
Fair Value Of Financial Instruments [Text Block]
Note 4. Fair Value of Financial Instruments

The carrying amounts of cash, accounts receivable, prepaid expenses, accounts payable and accrued expenses, approximate their fair values due to their short-term nature, as they are receivable or payable upon demand. Amounts shown for debt approximate fair value as applicable interest rates are at current market rates.

The carrying amounts of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and advances from customers approximate their fair value due to their relatively short-term maturities. The Company bases its fair value estimate for long term debt obligations   on its internal valuation that all debt is floating rate debt based on current interest rates in Colombia.